BLUE STAR ENTERTAINMENT TECHNOLOGIES, INC BALANCE SHEETS (Unaudited) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Cash and cash equivalents	$ 3,413
Accounts receivable	3,200
Total current assets	6,613
Total Assets	6,613
Accounts payable	3,343
Accrued Expenses	1,455
Related party payables	21,352	31,298
Total current liabilities	26,150	31,298
Common stock	84,452	30,000
Retained earnings (Accumulated Deficit)	(103,989)	(61,928)
Total shareholders' equity	(19,537)	(31,928)
TOTAL LIABILITIES AND EQUITY	$ 6,613